Exhibit 99.1

NEWS RELEASE
For Immediate Release	Investors:	Media:
	Bill Marshall	Scott Golden
	VP, Investor Relations	Director, Communications & Engagement
	(804) 287-8108	(804) 484-7999
	Bill.Marshall@pfgc.com	Scott.Golden@pfgc.com

Performance Food Group Company Completes the Acquisition of Cheney Bros, Inc.

RICHMOND, Va. – October 8, 2024 — Performance Food Group Company (PFG) (NYSE:PFGC) today announced that it has completed the acquisition of Cheney Bros., Inc. (“Cheney Brothers”), a leading independent broadline foodservice distributor based in Riviera Beach, Florida. The acquisition creates a stronger presence in the Southeast region and provides additional distribution capacity. Cheney Brothers generates approximately $3.2 billion in annual revenue. The company has approximately 3,600 employees and operates five distribution centers in Florida and North Carolina. PFG continues to expect to generate approximately $50 million of annual run-rate cost synergies in the third full fiscal year following the closing of the transaction.

“We are excited to close the acquisition and welcome Cheney’s many talented associates to the PFG family of companies,” said George Holm, PFG Chairman & CEO. “Cheney has built a strong business and this transaction expands PFG’s platform and geographic reach to help our diverse customer base thrive. I would like to personally thank Byron Russell, Cheney Brothers’ CEO, for his excellent stewardship for over 40 years. Under his leadership, Cheney Brothers has grown into one of the most successful privately held foodservice distributors in the United States. I look forward to creating shared success in the future.”

Compelling Strategic and Financial Benefits

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Expands Geographic Reach: The addition of Cheney Brothers’ distribution footprint in key geographies enhances PFG’s existing distribution platform and overall density. By closing the transaction, PFG adds five state-of-the-art broadline distribution facilities with excess capacity for further growth across four Southeastern states.

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Complementary Customer-Centric Operating Models: Consistent go-to-market approaches and selling cultures are focused on customer success. Cheney Brothers provides food and foodservice to a diverse range of customers including independent restaurants, restaurant chains, hotels, country clubs, institutional groups and other foodservice operators.

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Compelling Private Brand Opportunity: Cheney Brothers has a high mix of sales to independent restaurants but a low mix of private brand penetration to independent restaurants. PFG has a meaningful opportunity to expand the sale of private brands to Cheney Brothers’ independent restaurant customers by leveraging PFG’s broad portfolio of private brands.

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Sizable Synergy Opportunities: PFG expects to achieve approximately $50 million of annual run-rate synergies by the third full fiscal year following closing. Identified cost synergies are primarily in the areas of procurement, operations and logistics and are expected to be achieved within the first three full fiscal years.

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Compelling Financial Impact: The transaction is expected to be accretive to PFG’s Foodservice segment, total company top-line revenue growth rate and adjusted EBITDA margins. Furthermore, the transaction is anticipated to be accretive to Adjusted Diluted EPS by the end of the first full fiscal year, including year one synergies.

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Attractive Valuation: The purchase price reflects a multiple of 13.0x to Cheney Brothers’ unaudited Trailing 12-month Adjusted EBITDA. Including the expected $50 million of run rate synergies, the purchase price reflects a 9.9x multiple.

Fiscal Year 2025 Outlook

For the full fiscal year 2025, PFG now expects net sales to be in a range of approximately $62.5 billion to $63.5 billion compared to the prior expectation for net sales in a range of approximately $60 billion to $61 billion.

For the full fiscal year 2025, PFG now expects Adjusted EBITDA to be in a $1.7 billion to $1.8 billion range compared to the prior expectation of a $1.6 billion to $1.7 billion range.

PFG’s outlook for fiscal year 2025 now includes expected business results for Cheney Brothers beginning October 8, 2024.

PFG’s Adjusted EBITDA outlook excludes the impact of certain income and expense items that management believes are not part of underlying operations. These items may include, but are not limited to, loss on early extinguishment of debt, restructuring charges, certain tax items, and charges associated with non-recurring professional and legal fees associated with acquisitions. PFG’s management cannot estimate on a forward-looking basis the impact of these income and expense items on its reported net income, which could be significant, are difficult to predict, and may be highly variable. As a result, PFG does not provide a reconciliation to the closest corresponding GAAP financial measure for its Adjusted EBITDA outlook. Please see the “Forward-Looking Statements” section of this release for a discussion of certain risks to PFG’s outlook.

About Performance Food Group Company

Performance Food Group is an industry leader and one of the largest food and foodservice distribution companies in North America with more than 150 locations. Founded and headquartered in Richmond, Virginia, PFG and our family of companies market and deliver quality food and related products to over 300,000 locations including independent and chain restaurants; businesses, schools and healthcare facilities; vending and office coffee service distributors; and big box retailers, theaters and convenience stores. PFG’s success as a Fortune 100 company is achieved through approximately 37,000 dedicated associates committed to building strong relationships with the valued customers, suppliers and communities we serve. To learn more about PFG, visit pfgc.com

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, and integration of our acquisition of Cheney Bros., Inc. (the “Cheney Brothers Acquisition”) and other nonhistorical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words.

Such forward-looking statements are subject to various risks and uncertainties. The following factors, in addition to those discussed under the section entitled Item 1A Risk Factors in PFG’s Annual Report on Form 10-K for the fiscal year ended June 29, 2024 filed with the Securities and Exchange Commission (the “SEC”) on August 14, 2024, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov, could cause actual future results to differ materially from those expressed in any forward-looking statements:

•	economic factors, including inflation or other adverse changes such as a downturn in economic conditions or a public health crisis, negatively affecting consumer confidence and discretionary spending;

•	our reliance on third-party suppliers;

•	labor relations and cost risks and availability of qualified labor;

•	costs and risks associated with a potential cybersecurity incident or other technology disruption;

•	our reliance on technology and risks associated with disruption or delay in implementation of new technology;

•	competition in our industry is intense, and we may not be able to compete successfully;

•	we operate in a low margin industry, which could increase the volatility of our results of operations;

•	we may not realize anticipated benefits from our operating cost reduction and productivity improvement efforts;

•	our profitability is directly affected by cost inflation and deflation, commodity volatility and other factors;

•	we do not have long-term contracts with certain customers;

•	group purchasing organizations may become more active in our industry and increase their efforts to add our customers as members of these organizations;

•	changes in eating habits of consumers;

•	extreme weather conditions, including hurricane, earthquake and natural disaster damage;

•	volatility of fuel and other transportation costs;

•	our inability to adjust cost structure where one or more of our competitors successfully implement lower costs;

•	our inability to increase our sales in the highest margin portion of our business;

•	changes in pricing practices of our suppliers;

•	our growth strategy may not achieve the anticipated results;

•	risks relating to acquisitions, including the risk that we are not able to realize benefits of acquisitions or successfully integrate the businesses we acquire;

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environmental, health, and safety costs, including compliance with current and future environmental laws and regulations relating to carbon emissions and climate change and related legal or market measures;

•	our inability to comply with requirements imposed by applicable law or government regulations, including increased regulation of e-vapor products and other alternative nicotine products;

•	a portion of our sales volume is dependent upon the distribution of cigarettes and other tobacco products, sales of which are generally declining;

•	the potential impact of product recalls and product liability claims relating to the products we distribute and other litigation;

•	adverse judgments or settlements or unexpected outcomes in legal proceedings;

•	negative media exposure and other events that damage our reputation;

•	impact of uncollectibility of accounts receivable;

•	increase in excise taxes or reduction in credit terms by taxing jurisdictions;

•	the cost and adequacy of insurance coverage and increases in the number or severity of insurance and claims expenses;

•	risks relating to our outstanding indebtedness, including the impact of interest rate increases on our variable rate debt;

•	our ability to raise additional capital on commercially reasonable terms or at all; and

•	the following risks related to the Cheney Brothers Acquisition:

○	uncertainty as to the expected financial performance of the combined company following completion of the Cheney Brothers Acquisition;

○	the possibility that the expected synergies and value creation from the Cheney Brothers Acquisition will not be realized or will not be realized within the expected time period;

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the exertion of our management’s time and our resources, and other expenses incurred and business changes required, in connection with complying with undertakings in connection with third party consents or approvals for the Cheney Brothers Acquisition;

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the risk that unexpected costs will be incurred in connection with the integration of the Cheney Brothers Acquisition or that the integration of Cheney Brothers’ foodservice business will be more difficult or time consuming than expected;

○	a downgrade of the credit rating of our indebtedness, which could give rise to an obligation to redeem existing indebtedness;

○	unexpected costs, charges or expenses resulting from the Cheney Brothers Acquisition;

○	the inability to retain key personnel;

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disruption from the announcement and/or completion of the Cheney Brothers Acquisition, including potential adverse reactions or changes to business relationships with customers, employees, suppliers, other business partners or regulators, making it more difficult to maintain business and operational relationships; and

○	the risk that, following the Cheney Brothers Acquisition, the combined company may not be able to effectively manage its expanded operations.

Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC. Any forward-looking statement, including any contained herein, speaks only as of the time of this release or as of the date they were made and we do not undertake to update or revise them as more information becomes available or to disclose any facts, events, or circumstances after the date of this release or our statement, as applicable, that may affect the accuracy of any forward-looking statement, except as required by law.

Statement Regarding Non-GAAP Financial Measures

This release includes financial measures that are not calculated in accordance with GAAP, including Adjusted EBITDA and Adjusted Diluted EPS. Such measures are not recognized terms under GAAP, should not be considered in isolation or as a substitute for net income or diluted EPS prepared in accordance with GAAP, and are not indicative of amounts as determined under GAAP. Adjusted EBITDA, Adjusted Diluted EPS, and other non-GAAP financial measures have limitations that should be considered before using these measures to evaluate PFG’s financial performance. Adjusted EBITDA and Adjusted Diluted EPS, as presented, may not be comparable to similarly titled measures of other companies because of varying methods of calculation.

Management uses Adjusted EBITDA, defined as net income before interest expense, interest income, income and franchise taxes, and depreciation and amortization, further adjusted to exclude certain items we do not consider part of our core operating results. Such adjustments include certain unusual, non-cash, non-recurring, cost reduction, and other adjustment items permitted in calculating covenant compliance under PFG’s credit agreement and indenture (other than certain pro forma adjustments permitted under our credit agreement and indenture relating to the Adjusted EBITDA contribution of acquired entities or businesses prior to the acquisition date). Under PFG’s credit agreement and indenture, the company’s ability to engage in certain activities such as incurring certain additional indebtedness, making certain investments, and making restricted payments is tied to ratios based on Adjusted EBITDA (as defined in the credit agreement and indenture).

Management also uses Adjusted Diluted EPS, which is calculated by adjusting the most directly comparable GAAP financial measure by excluding the same items excluded in PFG’s calculation of Adjusted EBITDA, as well as amortization of intangible assets, to the extent that each such item was included in the applicable GAAP financial measure. For business combinations, PFG generally allocates a portion of the purchase price to intangible assets and such intangible assets contribute to revenue generation. The amount of the allocation is based on estimates and assumptions made by management and is subject to amortization over the useful lives of the intangible assets. The amount of the purchase price from an acquisition allocated to intangible assets and the term of its related amortization can vary significantly and are unique to each acquisition, and thus PFG does not believe it is reflective of ongoing operations. Intangible asset amortization excluded from Adjusted Diluted EPS represents the entire amount recorded within PFG’s GAAP financial statements; whereas, the revenue generated by the associated intangible assets has not been excluded from Adjusted Diluted EPS. Intangible asset amortization is excluded from Adjusted Diluted EPS because the amortization, unlike the related revenue, is not affected by operations of any particular period unless an intangible asset becomes impaired, or the estimated useful life of an intangible asset is revised.

PFG believes that the presentation of Adjusted EBITDA and Adjusted Diluted EPS is useful to investors because these metrics provide insight into underlying business trends and year-over-year results and are frequently used by securities analysts, investors, and other interested parties in their evaluation of the operating performance of companies in PFG’s industry.